Asset Backed Securities Portfolio Analysis
Encore
2005-4
Investment Property
170 records

Selection Criteria: Investment Property
Table of Contents
  Summary
  Principal Balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  First Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Type
  Credit Grade
  Lien Position

1. Summary

Current Balance: 32,286,653.13
Number of Loans: 170
Avg Current Balance: 189,921.49
Interest Only Loans: 0.23
Fixed Rate Loans: 23.95
ARM: 76.05
WA Coupon: 7.399
WA Margin: 6.035
WA Max Rate: 14.463
WA Initial Adjustment Cap: 2.950
WA Periodic Cap: 1.962
WA Original LTV: 77.54
WA Original CLTV: 77.62
WA Original Term: 356
WA Remaining Term: 355
NZ WA FICO: 668
Owner Occupied: 0.00
Prepayment Penalty Percentage: 71.95
First Lien %: 100.00
Second Lien %: 0.00
Top 5 States: CA(34.12%),FL(14.71%),IL(7.65%),NY(5.29%),VA(5.29%)
Conforming by Balance: 90.67

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2. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	3	$213,650.00	0.66%	694	78.33%	7.766%	0.00%
75,001 - 100,000	27	2,419,600.00	7.49	658	73.99	7.563	0.00
100,001 - 125,000	27	3,077,588.00	9.52	645	75.96	7.753	0.00
125,001 - 150,000	17	2,320,958.00	7.18	674	78.72	7.466	0.00
150,001 - 175,000	19	3,153,100.00	9.76	656	76.37	7.331	0.00
175,001 - 200,000	11	2,098,945.00	6.50	644	74.32	7.493	0.00
200,001 - 250,000	25	5,592,171.00	17.31	663	75.33	7.415	0.00
250,001 - 300,000	17	4,623,315.00	14.31	673	81.57	7.201	0.00
300,001 - 400,000	16	5,264,950.00	16.29	671	78.99	7.443	0.00
400,001 - 500,000	7	3,023,250.00	9.36	723	80.30	7.009	0.00
500,001 - 600,000	1	525,000.00	1.62	679	75.00	7.515	0.00
Total:	170	$32,312,527.00	100.00%	668	77.54%	7.399%	0.00%

Minimum Original Balance: 68,000
Maximum Original Balance: 525,000
Average Original Balance: 190,074

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	3	$213,602.87	0.66%	694	78.33%	7.766%	0.00%
75,001 - 100,000	27	2,417,563.14	7.49	658	73.99	7.563	0.00
100,001 - 125,000	27	3,075,386.93	9.53	645	75.96	7.753	0.00
125,001 - 150,000	17	2,318,897.77	7.18	674	78.72	7.466	0.00
150,001 - 175,000	19	3,150,799.98	9.76	656	76.37	7.331	0.00
175,001 - 200,000	11	2,098,171.90	6.50	644	74.32	7.493	0.00
200,001 - 250,000	25	5,587,785.67	17.31	663	75.33	7.415	0.00
250,001 - 300,000	17	4,620,143.37	14.31	673	81.57	7.201	0.00
300,001 - 400,000	16	5,260,614.18	16.29	671	78.99	7.443	0.00
400,001 - 500,000	7	3,021,864.21	9.36	723	80.30	7.009	0.00
500,001 - 600,000	1	521,823.11	1.62	679	75.00	7.515	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

Minimum Remaining Balance: 67,953
Maximum Remaining Balance: 521,823
Average Remaining Balance: 189,921

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
476 - 500	1	$220,000.00	0.68%	500	60.27%	8.725%	0.00%
501 - 525	2	321,310.28	1.00	506	42.31	8.641	0.00
526 - 550	7	1,244,436.48	3.85	539	55.20	8.799	0.00
551 - 575	6	1,077,571.96	3.34	565	65.66	8.402	0.00
576 - 600	5	891,784.29	2.76	588	82.46	7.662	0.00
601 - 625	14	2,311,149.26	7.16	614	71.63	7.309	0.00
626 - 650	25	4,343,889.41	13.45	640	79.89	7.464	0.00
651 - 675	42	7,498,331.52	23.22	662	80.17	7.382	0.00
676 - 700	25	4,757,945.62	14.74	688	80.11	7.268	0.00
701 - 725	17	3,496,292.01	10.83	711	81.68	7.234	0.00
726 - 750	17	4,210,738.44	13.04	737	79.14	6.953	0.00
751 - 775	5	1,054,468.53	3.27	763	85.36	7.735	0.00
776 - 800	4	858,735.33	2.66	785	69.77	6.253	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

Minimum FICO: 500
Maximum FICO: 798
WA FICO: 668

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	2	$651,410.81	2.02%	669	73.34%	7.401%	0.00%
181 - 240	1	148,212.84	0.46	620	90.00	6.940	0.00
301 - 360	167	31,487,029.48	97.52	669	77.57	7.401	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 356

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	2	$651,410.81	2.02%	669	73.34%	7.401%	0.00%
181 - 348	1	148,212.84	0.46	620	90.00	6.940	0.00
349 - 360	167	31,487,029.48	97.52	669	77.57	7.401	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

Minimum Remaining Term: 178
Maximum Remaining Term: 360
WA Remaining Term: 355

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
SFR	102	$18,124,098.85	56.13%	667	78.45%	7.445%	0.00%
2-Unit	23	4,253,360.56	13.17	670	72.43	7.051	0.00
Low-Rise Condo (1-4 Stories)	14	3,271,470.92	10.13	696	84.18	7.461	0.00
3-Unit	7	1,875,702.08	5.81	673	72.82	7.124	0.00
4-Unit	6	1,635,729.77	5.07	656	68.29	7.920	0.00
Detached PUD	8	1,482,461.51	4.59	637	79.39	7.087	0.00
Attached PUD/Townhome	8	1,297,667.99	4.02	662	79.75	7.617	0.00
High-Rise Condo (5+ Stories)	2	346,161.45	1.07	671	82.74	8.164	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Non-Owner Occ	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Refi-Cash Out	112	$21,095,211.26	65.34%	656	74.69%	7.315%	0.00%
Purchase	47	8,829,420.51	27.35	691	84.35	7.690	0.00
Refi-Rate/Term	11	2,362,021.36	7.32	693	77.57	7.057	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	12	$1,840,533.95	5.70%	615	41.69%	7.418%	0.00%
50.01 - 60.00	9	1,912,136.09	5.92	628	54.70	7.336	0.00
60.01 - 70.00	15	2,695,853.26	8.35	644	65.11	6.995	0.00
70.01 - 80.00	54	10,764,292.19	33.34	674	78.12	7.302	0.00
80.01 - 90.00	80	15,073,837.64	46.69	680	86.62	7.545	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

Minimum Original Loan-to-Value Ratio: 25.00
Maximum Original Loan-to-Value Ratio: 90.00
Weighted Average Original Loan-to-Value Ratio: 77.54

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Arizona	6	$893,008.81	2.77%	650	85.48%	7.798%	0.00%
Arkansas	1	113,050.00	0.35	656	85.00	7.640	0.00
California	58	14,026,378.44	43.44	666	73.05	7.035	0.00
Colorado	2	219,462.84	0.68	658	85.13	7.330	0.00
Connecticut	5	903,259.96	2.80	686	81.97	7.961	0.00
Florida	25	3,867,760.72	11.98	666	82.42	7.563	0.00
Georgia	6	760,743.05	2.36	655	82.07	7.255	0.00
Illinois	13	2,215,133.06	6.86	678	78.63	7.258	0.00
Indiana	2	183,100.57	0.57	673	82.97	7.429	0.00
Maine	1	307,731.68	0.95	687	80.00	6.690	0.00
Maryland	5	954,491.51	2.96	663	78.40	7.202	0.00
Massachusetts	3	376,521.25	1.17	635	60.86	7.576	0.00
Michigan	3	307,685.58	0.95	616	80.21	7.508	0.00
Minnesota	4	474,186.15	1.47	671	73.88	7.744	0.00
Mississippi	1	174,000.00	0.54	658	84.88	8.290	0.00
New Jersey	3	611,875.08	1.90	757	85.68	7.641	0.00
New Mexico	1	128,558.00	0.40	735	84.58	7.500	0.00
New York	9	2,482,910.95	7.69	678	83.57	7.938	0.00
Ohio	3	249,551.61	0.77	686	86.51	7.581	0.00
Texas	3	369,180.46	1.14	664	75.32	6.875	0.00
Utah	1	91,800.00	0.28	723	90.00	7.490	0.00
Virginia	9	1,242,961.20	3.85	669	85.04	8.063	0.00
West Virginia	1	117,214.93	0.36	584	85.00	7.615	0.00
Wisconsin	2	301,390.89	0.93	726	88.59	7.819	0.00
Washington DC	3	914,696.39	2.83	623	67.76	9.196	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

Total Number Of States Represented:: 25

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Stated Income	92	$18,408,359.98	57.02%	680	79.58%	7.633%	0.00%
1 Yr Full Doc	30	4,877,927.62	15.11	645	73.76	7.061	0.00
2 Yr Full Doc	29	4,749,547.99	14.71	641	72.44	7.140	0.00
Full Doc - 12 Months Bank Statements	12	2,955,061.16	9.15	694	78.65	6.734	0.00
1 Yr Limited Doc	6	987,961.37	3.06	628	78.61	7.737	0.00
Full Doc - 24 Months Bank Statements	1	307,795.01	0.95	651	80.00	8.040	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.000 or less	1	$204,481.10	0.63%	798	65.00%	5.000%	0.00%
5.501 - 6.000	2	559,460.04	1.73	674	69.58	5.990	0.00
6.001 - 6.500	15	3,477,997.52	10.77	700	68.00	6.275	0.00
6.501 - 7.000	35	7,258,754.29	22.48	680	76.05	6.800	0.00
7.001 - 7.500	44	7,700,434.84	23.85	667	79.63	7.297	0.00
7.501 - 8.000	39	6,885,152.65	21.33	675	82.90	7.762	0.00
8.001 - 8.500	17	3,280,232.27	10.16	654	78.49	8.211	0.00
8.501 - 9.000	12	1,908,399.56	5.91	623	82.87	8.732	0.00
9.001 - 9.500	2	289,849.33	0.90	550	64.58	9.240	0.00
9.501 - 10.000	2	356,891.53	1.11	550	67.08	9.661	0.00
10.501 - 11.000	1	365,000.00	1.13	539	56.15	10.840	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

Minimum Rate: 5.000%
Maximum Rate: 10.840%
WA Rate: 7.399%

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
11.501 - 12.000	1	$204,481.10	0.83%	798	65.00%	5.000%	0.00%
12.501 - 13.000	3	867,191.72	3.53	678	73.28	6.238	0.00
13.001 - 13.500	7	1,716,887.74	6.99	683	65.29	6.174	0.00
13.501 - 14.000	25	4,890,127.78	19.92	673	75.67	6.800	0.00
14.001 - 14.500	32	6,149,111.79	25.04	670	81.42	7.290	0.00
14.501 - 15.000	30	5,174,986.65	21.08	673	84.78	7.772	0.00
15.001 - 15.500	14	2,948,132.27	12.01	652	79.65	8.222	0.00
15.501 - 16.000	9	1,590,557.94	6.48	616	82.44	8.734	0.00
16.001 - 16.500	2	289,849.33	1.18	550	64.58	9.240	0.00
16.501 - 17.000	2	356,891.53	1.45	550	67.08	9.661	0.00
17.501 - 18.000	1	365,000.00	1.49	539	56.15	10.840	0.00
Total:	126	$24,553,217.85	100.00%	663	78.50%	7.476%	0.00%

Minimum Maximum Rate: 12.000%
Maximum Maximum Rate: 17.840%
WA Maximum Rate: 14.463%

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
4.001 - 4.500	10	$1,815,210.07	7.39%	682	79.08%	7.145%	0.00%
5.501 - 6.000	89	17,600,375.28	71.68	674	79.93	7.327	0.00
6.501 - 7.000	27	5,137,632.50	20.92	616	73.39	8.100	0.00
Total:	126	$24,553,217.85	100.00%	663	78.50%	7.476%	0.00%

Minimum Gross Margin: 4.190%
Maximum Gross Margin: 6.990%
WA Gross Margin: 6.035%

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16. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2006-02	1	$227,686.09	0.93%	735	80.00%	7.890%	0.00%
2006-08	1	164,475.26	0.67	726	56.90	6.090	0.00
2006-09	1	224,822.13	0.92	731	88.24	7.190	0.00
2007-07	2	402,416.87	1.64	700	88.90	7.078	0.00
2007-08	32	6,201,591.15	25.26	666	80.26	7.467	0.00
2007-09	33	5,384,555.13	21.93	634	74.21	7.541	0.00
2007-10	31	6,215,823.00	25.32	663	79.51	7.580	0.00
2008-08	1	75,490.53	0.31	652	90.00	7.640	0.00
2008-09	9	2,194,149.05	8.94	674	84.53	8.092	0.00
2008-10	5	886,500.00	3.61	670	77.17	7.581	0.00
2010-08	5	953,642.48	3.88	691	73.61	6.758	0.00
2010-09	5	1,622,066.16	6.61	675	75.09	6.634	0.00
Total:	126	$24,553,217.85	100.00%	663	78.50%	7.476%	0.00%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0	52	$9,057,182.61	28.05%	675	79.99%	7.621%	0.00%
6	1	205,200.00	0.64	750	89.80	8.350	0.00
12	14	3,220,956.26	9.98	658	78.52	7.561	0.00
24	53	10,024,232.45	31.05	648	76.82	7.442	0.00
36	50	9,779,081.81	30.29	685	75.43	7.074	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

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18. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 1/29	2	$389,297.39	1.21%	729	75.00%	6.725%	0.00%
ARM 2/28	70	12,026,661.85	37.25	659	77.83	7.661	0.00
ARM 2/28 Dual 40/20	28	6,177,724.30	19.13	651	79.52	7.242	0.00
ARM 3/27	15	3,156,139.58	9.78	672	82.59	7.938	0.00
ARM 5/25 /IO 60	10	2,575,708.64	7.98	681	74.54	6.680	0.00
ARM- 6 Month LIBOR	1	227,686.09	0.71	735	80.00	7.890	0.00
FR15	2	651,410.81	2.02	669	73.34	7.401	0.00
FR20	1	148,212.84	0.46	620	90.00	6.940	0.00
FR30	40	6,859,411.63	21.25	689	74.21	7.134	0.00
FR30 /IO 60	1	74,400.00	0.23	683	80.00	7.340	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
AA	131	$25,485,931.98	78.94%	681	78.73%	7.244%	0.00%
A+	28	5,030,839.80	15.58	638	78.08	7.684	0.00
B	7	960,063.36	2.97	595	61.94	7.956	0.00
C	4	809,817.99	2.51	548	55.37	9.842	0.00
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%
Total:	170	$32,286,653.13	100.00%	668	77.54%	7.399%	0.00%

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